EQUIPMENT LEASE AGREEMENT

Lessor: Northland Financial Group, Inc.
        5400 Opportunity Ct.                                       AGREEMENT #:
        Minnetonka, MN 55343

EQUIPMENT

         Description                 Quantity          Model#           Serial #
         See Exhibit "A"

         EQUIPMENT LOCATION IF OTHER THAN BILLING ADDRESS OF LESSEE
         Same


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TERM & RENT                                     TERMS AND CONDITIONS
INITIAL TERM
 60                                             MONTHS The word YOU and YOUR
                                                mean the Lessee. The words WE,
                                                US and OUR refer to the Lessor
                                                indicated on reverse.
MONTHLY RENTAL
PAYMENT $1,452.00                               1.  RENTAL ("Agreement"): We
(Plus Applicable Tax)                           agree to rent to you and you
                                                agree to rent from us the
                                                equipment listed above
ADVANCE                                         ("Equipment").  You promise to
1st & LAST PAYMENT                              pay us the rental payment
    $3,092.76                                   according to the payment
(Check Must Accompany Lease)                    schedule shown above.  The
                                                parties intend this Agreement to
                                                be a finance lease under Article
                                                2A of the Uniform Commercial
                                                Code.

                                                2. TERM AND RENT: The initial
                                                term shall commence on the day
                                                that any of the Equipment is
                                                delivered to you (The
                                                Commencement Date). The
                                                installments of rent shall be
                                                payable in advance at the time
                                                and in the amounts provided
                                                above, commencing on the
                                                Commencement Date and subsequent
                                                payments shall be due on the
                                                same date of each successive
                                                period thereafter until all rent
                                                and any additional rent or
                                                expenses chargeable under this
                                                Agreement shall have been paid
                                                in full. Lessee obligation to
                                                pay the rent and other
                                                obligations hereunder shall be
                                                absolute and unconditional and
                                                are not subject to any
                                                abatement, set-off, defense or
                                                counter-claim for any reason
                                                whatsoever.
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                                                3. NO WARRANTIES: We are renting
                                                the Equipment to you "AS IS". WE
                                                MAKE NO WARRANTIES, EXPRESS OR
                                                IMPLIED, INCLUDING WARRANTIES OF
                                                MERCHANTABILITY, OR FITNESS FOR
                                                A PARTICULAR PURPOSE IN
                                                CONNECTION WITH THIS AGREEMENT.
                                                We transfer to you for the term
                                                of this Agreement any warranties
                                                made by manufacturer or supplier
                                                to us. NEITHER SUPPLIER NOR ANY
                                                AGENT OF SUPPLIER IS AN AGENT OF
                                                LESSOR OR IS AUTHORIZED TO WAIVE
                                                OR MODIFY ANY TERM OR CONDITION
                                                OF THIS AGREEMENT.

LESSEE                     Floridino's Pizza & Pasta      Phone No: 941-378-1006
Billing Address            3560 Cypress Gardens Rd
                           Winter Haven, FL 33884

                        THIS AGREEMENT IS NOT CANCELABLE

By /s/George Pirgousis
----------------------                           -------------------------------
Authorized Signature                             Title                     Date

Print Name: George Pirgousis

         The Terms and Conditions Printed Within are Made a Part Hereof

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                                    GUARANTY

To induce Lessor to enter into the within Agreement, the undersigned (jointly and severally, if more than one) unconditionally guarantees to Lessor the prompt payment when due of all Lessee obligations to Lessor under the Agreement including without limitation every rental installment, the accumulated balance of rents, administrative charges, collection charges, and interest. Lessor shall not be required to proceed against Lessee or Equipment or to enforce any of its other remedies before proceeding against the undersigned. The undersigned agrees to pay all reasonable attorney's fees, court costs and other expenses required by Lessor by reason of any default by Lessee. The undersigned waives notice of acceptance hereof and all the other notices of demands of any kind to which the undersigned may be entitled except demand for payment. The undersigned consents to any extensions of time or modification of amount of payment granted to Lessee and the release and/or compromise of any obligations of Lessee or any other obligors and/or guarantors without in any way releasing the undersigned's obligations hereunder. This is a continuing Guaranty and shall not be discharged or affected by your administrators, representatives, successors and assigns. Guarantor waives any right of subrogation, indemnity, reimbursement and contribution by Lessee. This Guaranty shall continue to be effective or reinstated, as applicable, if at any time payment of any part of the obligations under the Agreement is rescinded or otherwise required to be returned by Lessor upon the insolvency, bankruptcy, or reorganization of Lessee or upon the appointment of a receiver, trustee or similar officer for Lessee or as assets, all as though such payment to Lessor has not been made, regardless of whether Lessor contested the order requiring the return of such payment. The Guaranty may be enforced by or for the benefit of any assignee or successor of Lessor. Nothing shall discharge or satisfy the undersigned's liability except the full performance and payment of all the Lessee's obligation to Lessor with interest. THE UNDERSIGNED CONSENTS TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF ANY LEASE, GUARANTY SETTLEMENT AGREEMENT, PROMISSORY NOTE OR OTHER ACCOMMODATION OR AGREEMENT WITH LESSOR. THIS MEANS THAT ANY LEGAL ACTION FILED AGAINST THE LESSEE AND/OR GUARANTORS MAY BE FILED IN NEW JERSEY AND THAT LESSEE AND/OR ANY OF THE GUARANTORS MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. Lessee and all Guarantors agree that service of process by certified mail, return receipt requested, shall be deemed the equivalent of personal service in any such action. Any legal action concerning this Agreement shall be governed by and construed according to the laws of the State of New Jersey.

                                         X /s/ G eorge Pirgousis
------------------------------             ---------------------     -----------
Witness Signature          Date           Guarantor Signature             Date
                                          (individually)

--------------------------                ---------------------
Print Name                                Print Name

                                          X
                                           --------------------      -----------
                                          Guarantor Signature            Date
                                          (individually)

                                          ---------------------
                                          Print Name

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1.  SALE AND PURCHASE.

1.1 Sales Agreement. Seller agrees to sell to Buyer upon credit approval and Buyer agrees to purchase from Seller, the following listed equipment (the "Equipment") for use by Buyer's operations at the Buying Location. Buyer covenants that the Equipment is being purchased for use by Buyer and not for purpose of resale. Buyer agrees to purchase Equipment for the total price indicated below (the "Price") plus applicable taxes.

1.2 Equipment

QUANTITY            DESCRIPTION/TYPE/MODEL                        UNIT PRICE

                    Ultra Freeze Tunnel
-----------         -------------------                           -------------

-----------         -------------------                           -------------

-----------         -------------------                           -------------

1.3 Payment. All payment to Seller shall be made at the location indicated on Seller's invoice. All invoices shall be payable net cash by Buyer within thirty
(30) days of the date of the invoice, or upon demand, whichever is earlier.

1.4 Payment by Installment. Not withholding anything to the contrary contained in paragraph 1.3 above, Seller, in its sole and absolute discretion, may require that payment of the price be made by Buyer to Seller as follows:

(a) $10,000.00 deposit at the time of placement by Buyer of the order covering the Equipment. (b) $61,000.00 after installation of the Equipment at Buying Location by the Buyer. Installation of the equipment is Buyer's responsibility and expense unless Seller has entered into a separate written agreement for installation in which case the deposits and additional cost of installation of the equipment are set forth in a separate agreement which is attached hereto and made a part hereof. (c) $10,000.00 deposit returned to Buyer at Buying Location after receipt of $61,000.00 or purchase price which ever is greater, by Seller and the cost of installation as provided in a separate agreement. Nothing herein shall be deemed to relieve Buyer of its obligation to make payments hereunder it being expressly understood and agreed that this agreement is not contingent or conditioned on Buyer's obtaining financing or a leasing arrangement from a third party.

1.5 Cancellation or Changes of Orders. No order may be withdrawn or canceled by the Buyer, nor deferred when ready, unless the Seller shall first be paid a cancellation or deferred charge of a reasonable amount acceptable to the Seller. In the event the Buyer shall request changes in an order after its receipt by the Seller, Buyer shall be responsible for all charges reasonably incurred by the Seller with respect to such changes.

2.  Security Interest/Default

In consideration of the sale, Buyer hereby grants Seller a purchase money security interest in the Equipment for the purpose of securing payment of the Price and all other obligations of Buyer hereunder. As requested by Seller, on or before execution of this Agreement and at anytime hereafter before payment of the Price in full Buyer will present to Seller in such form and with such information as Seller may specify a duly authorized and signed Uniform Commercial Code Financing Statement ("UCC-1") or similar document to be filed with such recording offices as Seller deems appropriate. In the alternative Seller may at its option file a copy of the Agreement as a UCC- 1 financing


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statement and as notice of Seller purchase option per Section 9 hereof. Buyer further authorizes Seller to execute and file on Buyer's behalf any amendment, extension or renewal of any such UCC-1, covering the Equipment. Upon any default by Buyer, Seller shall have all the rights and remedies granted to Seller by any other law and/or this Agreement. In addition, Buyer shall pay upon demand the full Price of the Equipment (less any partial payment previously made) and Seller's expenses (including without limitation attorney's fees and any expenses for making, storing and selling the Equipment incurred in enforcing Seller's rights under the Agreement). It is agreed that fifteen (15) days shall constitute reasonable notice of the exercise of any such rights in any event that the applicable law requires such notice.

3.  Delivery and Installation

The Equipment shall be delivered by carrier to the buying location at Buyer's expense and Buyer shall be deemed to have accepted the Equipment on the day of such delivery. Buyer shall execute upon delivery to buying location, or at any time thereafter on Seller's request, a Certificate of Acceptance in evidence of acceptance but failure to do so shall not affect Buyer's acceptance or Seller's rights hereunder. If the Equipment is of the kind that requires installation, Buyer shall be responsible, at Buyer's expense, for site preparation and installation of the Equipment including securing all applicable permits. Unless otherwise agreed in writing by Seller, Seller shall not have obligation to install or service the equipment unless a specific agreement in writing is executed by the party.

4.  Use, Maintenance and Alterations

Buyer shall not make any alterations or additions to the equipment or replace any part of the equipment with components which are not identical (in brand and model) to the original components, without the prior written authorization of Seller. In the event that Buyer makes any alterations or additions, or replaces any part with components which are not identical to the original components without Seller's authorization in writing, or uses or operates the Equipment other than the manner specified by the manufacturer, any warranty with respect to the Equipment shall be immediately terminated.

5.  Risk of Loss; Insurance; Liens

5.1 Risk of Loss or Damage; Insurance. Risk of loss and title to the Equipment (subject to Seller's security interest) or any part thereof shall pass to Buyer upon delivery of the Equipment to carrier F.O.B shipping point. Prior to receipt by Seller of full payment of the Price, Buyer at its own expense, and for the benefit of Seller, shall insure the Equipment from the date of shipment to Buyer against all risk of loss or damage from any cause including bu not limited to fire and theft for not less than the full replacement value of the Equipment as determined by Seller. Seller shall be specified as loss payee with respect for such insurance coverage and Buyer shall furnish to Seller prior to delivery a certificate of evidence such insurance coverage.

5.2 Liens. Prior to receipt by Seller of full payment of the Price, Buyer shall keep the Equipment free and clear of any liens, levies or encumbrances except for the security interest created in favor of Seller, and Buyer shall exclude the Equipment from any security agreements and financing statement executed by Buyer, in favor of any third party.


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6.  Indemnity

Notwithstanding anything herein the contrary, Buyer agrees to indemnify Seller and its employees and affiliates harmless from and against any and all claims (including, but not limited to, all costs, expenses, damages, liability and reasonable attorneys' fees) which may arise either in connection with any alteration or addition to the Equipment or replacement or parts with non-identical components by Buyer without the written authorization of Seller. The foregoing is in addition to Buyer's obligation under Section 7.2 hereof.

7.  Limited Warranties, Limitations on Liability

7.1 Limited Warranty. Subject to any and all limitations contained in this agreement (including but not limited to this Section 7.1 and 7.2), Seller warrants that any new Equipment manufactured by Seller and sold hereunder shall be free from defects in material and workmanship at the time of delivery, and the period of such warranty herewith shall be ninety (90) days from the date of delivery of the Equipment. Seller will repair or replace any part of the equipment which proves defective upon written or faxed notice by Buyer to Seller made within a period of ninety (90) days from date of delivery when such defects are due to defective materials manufactured by Seller or defective workmanship of its employees. This warranty shall not extend to misuse of the equipment, improper maintenance of equipment, or defects or damages to the equipment due to installation by anyone other than by Seller. Seller shall not be responsible for charges incurred by Purchaser in removing and/or remodeling any portion of the equipment to be returned to Seller at purchaser's expense for repair or replacement. At all times, Seller shall have and possess the sole right and option to determine whether to repair or replace defective equipment. Machinery, parts, and accessories manufactured by others, including without limitation, manufacture indicating, recording or controlling apparatus, freezer, safeguard equipment, pumps, valves and motors are warranted only to the extent of the original manufacturer's warranty to Seller. Furthermore, the foregoing Limited Warranty shall not be deemed to extend to expandable components. Except as provided in the foregoing, BUYER ACKNOWLEDGES THAT THERE ARE NO WARRANTIES FOR NEW OR USED EQUIPMENT WITH RESPECT TO THE CONDITION, PERFORMANCE OR ANY OTHER ASPECT THEREOF; THE EQUIPMENT IS SOLD "AS IS" AND SELLER MAKES NO WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OR MECHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. No agent, employee or representative of Seller has the authority to bind Seller to any affirmation, representation or warranty relating to the Equipment or to the use of the Equipment.

7.2 Limitation on Liability. Buyer acknowledges that there are hazards associated with the use of the Equipment and the materials used herewith, and Buyer shall be responsible for training its employees in the proper use of the Equipment and for warning and protecting Buyer's employees and others who may be exposed to such hazards. Buyer assumes any and all liability for same and shall indemnify, defend and hold Seller harmless against lost, damage or injury to persons or to property arising out of the delivery, presence, condition or use of the Equipment. Notwithstanding the foregoing, the limit of Seller's liability shall be limited up to a single aggregate dollar limit for all claims equal to the total purchase price of the Equipment for loss, damage or injury to the extent such loss, damage or injury is proximately and forceably caused by Seller's negligence. Notwithstanding anything else in the Agreement to the contrary, Seller shall have no liability for any special, indirect or consequential damages however arising , which shall include but not be limited to any such liability flowing from any actions in tort including but not limited to Seller's negligence


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and any applicable product liability and/or contract. Buyer's assumption of liability and Seller's limitation of liability shall survive any transfer of title to the Equipment.

8.  Compliance with All Statutes and Ordinances.

Buyer shall conform to all laws, ordinances, rules and regulations not in force or hereinafter adopted which relate to and/or have jurisdiction over the use of the Equipment, and shall obtain all permits, licenses and contracts that may be required hereunder. If and as applicable to the Equipment, Buyer shall comply with all relevant reporting obligations under the Emergency Planning and Community Right to Know Act 42 USC Sec 1001-11049 EPCRA, also commonly known as Title 3 of the Superfund Amendment and Reauthorization Act of 1965 (SARA Title
III). In that regard, Buyer agrees to file annually, pursuant to SARA Title III,
Section 112, if applicable, and if EPA regulations promulgated thereunder, the EPA Tier 1 and II inventory form covering the -------- and other chemicals. Further it is the responsibility of Buyer, as stated above, to warn, train and protect its employees and others exposed to the hazards posed by Buyer's use of the Equipment and storage of products within the Equipment.

9.  Proprietary Information; Confidentiality; Seller's Limited Purchase Option.

Buyer hereby acknowledges that the ---- related to the ---- Equipment constitutes proprietary information belonging exclusively to Seller (the "Proprietary Information"). Buyer hereby covenants that it shall not maintain the Proprietary Information in confidence and shall not disclose or permit any of its employees or agents to disclose any Proprietary Information to any person, except to Buyer's employees who are directly involved in the use of the Equipment, without the prior written consent of Seller. If Buyer desires to resell the Equipment within five (5) years of the date hereof, Buyer shall notify Seller in writing of such intended resale and the price offered by the prospective purchaser. Seller shall have the option to purchase the Equipment at such resale price within thirty (30) days of Buyer's notice. If Seller does not exercise its options within thirty (30) days of Buyer's notice, then Buyer may sell the Equipment of such resale price. Any resale by Buyer shall be made expressly subject to all limitations of liability and remedy in favor of Seller appearing in that Agreement.

10.  Excuse of Performance

Seller shall not be held responsible for any failure or delay in the performance of any of its obligations hereunder caused by events beyond the reasonable control of Seller, including without limitation, delays caused by floods, strikes or other labor disturbances, fire, accident , wars, delays in transportation, inability to obtain power or fuel, machine breakdowns, failure of normal source of supply, delays by Seller's manufacturer or supplier, restrictions of government, or any other similar or dissimilar cause beyond Seller reasonable control.

11.  Entire Agreement

This agreement constitutes the entire agreement of the parties and supersedes any previously existing agreement, discussion, proposal, description, assurance, warranty, representation, or commitment between the parties hereto covering the sale of the Equipment or the use, performance or condition of any related components thereof. No terms or conditions in any purchase order of Buyer issued or purported to be issued with respect in the purchase of the Equipment shall vary the terms of the


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sale, and all provisions of any purchase orders which conflict with the provisions of this agreement are null and void. No modification or waiver of this Agreement shall bind Buyer or Seller, unless it is in writing and is signed and accepted by an authorized representative of Buyer and Seller.